UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone / GSO Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018*

*	The Registrant’s fiscal year changed from October 31 to September 30.

Item 1.	Report to Stockholders.

Blackstone

Blackstone / GSO Floating Rate Enhanced Income Fund (BGFREI)

Nasdaq:
BGFLX (Class I)
BGFTX (Class T)
BGFDX (Class D)

Annual Report
September 30, 2018

Table of Contents

Manager Commentary	1
Fund Summary	3
Portfolio of Investments	5
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Privacy Procedures	35
Approval of Investment Advisory Agreements	42
Trustees & Officers	44

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2018 (Unaudited)

To Our Shareholders:

Third quarter data confirmed accelerating economic and profit growth, strong labor markets, and mild price increases, all of which we believe support the case for risk assets. This cycle has produced the longest bull market in post-war history and the second longest economic expansion ever, yet many investors continue to ignore these facts, fearing that the good times are about to end. The indicators with the strongest predictive track records of business and economic cycles suggest that this expansion will last longer than consensus currently believes. In particular, there are three indicators to watch: the yield curve, The Conference Board Leading Index (LEIs) and average hourly earnings. Today, none of these indicators threaten our view that this is only the sixth or seventh inning of the expansion; the yield curve is still upwardly sloping, leading indicators continue to rise, and average hourly earnings remain less than 3%, i.e., below the historical pain point of 4%.

Strong performance for below investment grade fixed income continued through September 2018, outperforming other major fixed income asset classes year-to-date. The S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Corporate High Yield Index posted quarter-to-date returns of 1.18% and 2.40%, respectively, bringing year-to-date returns to 4.03% and 2.57%, respectively. Loans and high yield bonds have outperformed investment grade corporate credit by 636bp and 490bp, respectively, year-to-date. Strong loan returns have been driven primarily by three factors: (i) rising short-term rates and LIBOR have increased the coupons of loans, (ii) M&A-driven new issue supply has generated higher spread loans and higher original issue discounts (OID) while also reducing repricing activity, and (iii) robust demand and negligible duration have supported secondary trading levels. High yield bond returns have been positive but volatile, as the steady economic backdrop has continued to suggest a low future default rate while rising rates have been a headwind for all fixed coupon debt.

Lower quality loans continued to outperform the higher quality segment of the loan market through September. During the third quarter, CCC rated loans returned 3.42%, more than twice the return of BBB and BB rated and 150bp greater than B rated loans. Similarly in high yield, lower-quality paper continued to outperform higher quality through the third quarter. While all three buckets realized positive returns during the quarter, CCC/Split CCC rated bonds returned 6.5%, while B rated and BB rated bonds returned just 3.6% and 2.7%, respectively.

Total Returns YTD as of September 30, 2018
US Loans (S&P/LSTA Leveraged Loan Index)	4.03%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	2.57%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	1.31%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	-3.73%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	-1.60%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	-2.33%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	-2.28%
US Large Cap Equities (S&P 500® Index)	10.56%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

In 3Q 2018, institutional gross loan issuance totaled $95 billion, down from $155 billion year-over-year, with paydowns and repricings accounting for 58.0% of the issuance, resulting in net new issuance of $40 billion. Although net new loan issuance is down over 40% quarter-over-quarter, year-to-date net issuance is up 3% year-over-year and remains strong at $180 billion – less than $10 billion short of the full-year 2017 net issuance. In comparison, 3Q 2018 high yield gross issuance is down almost 50% year-over-year at $42 billion, with net new issuance of $0.5 billion for the third quarter and -$10 billion year-to-date.

Collateralized Loan Obligations (CLOs) constitute a large portion of the investor base for loans, and U.S. CLO new issuance remained robust in 3Q 2018, totaling $32 billion. This brings year-to-date new issuance to $101 billion as of September 30, 2018, which is only $17 billion less than in full year 2017. JP Morgan estimates FY 2018 total issuance of $130 billion1. In a further sign of continuing strong demand for loans, loan retail inflows now total $16.0 billion year-to-date, while high yield retail outflows are now greater than $24 billion year-to-date.

The outperformance of loans in 3Q 2018 compared to other fixed income asset classes is consistent with historical periods of economic growth and rising interest rates. In September, the Federal Reserve increased the federal funds rate by a quarter of a percentage point to 2.25%, the eighth increase since December 2015, and signaled it will raise rates once more in 2018, most likely in December. Fed officials currently forecast three rate hikes next year and one more in 2020. LIBOR rates have increased in tandem with Fed Funds, with 3-month LIBOR up 70 basis points since year-end 2017 to 2.40% as of September 28. As a result, the average LIBOR of all outstanding 1-month and 3-month contracts as tracked by Markit has increased 82 basis points, more than offsetting the YTD spread compression of 10 basis points. The average loan floating rate coupon (base rate plus spread) has increased 73 basis points YTD to 5.50%, and Credit Suisse expects loan coupons to increase even further to 6.0% by year-end.

Annual Report | September 30, 2018	1

Blackstone / GSO Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2018 (Unaudited)

Default activity continues to be light into the third quarter with only $2.3 billion in combined default volume across loans and high yield bonds ($1.0 billion in loans and $1.3 billion in high yield bonds). Although total debt involved in defaults is up quarter-over-quarter from $1.5 billion in 2Q 2018, the 3Q volume represents the second-lowest quarterly total since 4Q 2013. The par-weighted U.S. loan default rate for the last-twelve-month (LTM) period ended September 2018 was 1.77%, a 22 basis point decrease quarter-over-quarter, and the par-weighted U.S. high yield LTM default rate increased slightly by 4 basis points to 2.02% at the end of September 2018. JP Morgan expects year-end default rates of 1.25% and 1.75% for loans and high yield bonds, respectively, which implies an additional $5.4 billion of combined default volume in 4Q. JP Morgan has also revised its forecasted 2019 default rates for U.S. loans and high yield bonds to 1.5% each, down from 2.0% previously. JP Morgan believes the strong top and bottom line performance relative to recent years as well as the past few years’ record pace of refinancing across loans and bonds have extended the credit cycle for at least the next five quarters.

As we move into 4Q 2018, we believe a great deal of performance will be predicated on inflation trends, sustained healthy fundamental performance of issuers, and the continuation of a rising rate environment. We believe that expectations for rising interest rates, coupled with current relative yields, reinforce the attractiveness of loans relative to other longer-duration fixed income assets. We expect a low-default, carry-friendly environment going forward and expect greater reliance on credit selection across sectors and issuers to generate outperformance.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com and www.bgfrei.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

[1]	Represents the high end of the full-year 2018 forecast of $115-130 billion.

2	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2018 (Unaudited)

Fund Overview

Blackstone / GSO Floating Rate Enhanced Income Fund (“BGFREI” or herein, the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund”. The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including exchanged-traded funds. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

BGFREI’s Class I outperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the one-month and three-month periods and since inception. BGFREI’s Class T outperformed the S&P LLI for the one-month and three-month periods and underperformed it since inception.

NAV Performance Factors

Since inception, the Fund’s Class I has returned 3.61% compared to the S&P LLI return of 3.50%. Seed capital was deployed utilizing a combination of the primary market (which typically comes at a discount) and select opportunities in the secondary market. The Fund’s allocation to second lien loans of approximately 6.2% on average over the period, was greater than the S&P LLI allocation of 3.5% and was a top contributor to outperformance with second lien loans returning 5.7% compared to first lien loans’ return of 3.0%. By issuer, the largest contributors to performance relative to the Fund’s benchmark were Carestream Health, Landesk Software, and Albany Molecular Research, while ASP MCS Acquisition Corp., and not holding Chobani LLC and Digicel Limited (which was included in the benchmark) were the most significant detractors.

Portfolio Activity and Positioning1

The Fund launched in January 2018 with initial capital contributions of approximately $125 million. Initial portfolio activities were focused on investing equity capital and subsequently drawing leverage. We employed a methodical approach to the investment ramp, utilizing a combination of the primary new issue market and select secondary market opportunities. The Fund’s largest sector overweights include Healthcare, Business Equipment and Services, and Electronics/Electrical and largest sector underweights include Retailers (excluding food and drug), Cable & Satellite Television, and Lodging and Casinos. Portfolio management will continue to utilize an active approach based on bottoms-up fundamental credit analysis.

As of September 30, 2018, the Fund held 90.4% of its Managed Assets in first lien loans, 7.1% in second lien loans, 5.1% in high yield bonds, 3.2% in CLO liabilities, and 2.7% in an exchange traded fund (ETF). BGFREI’s investments represented the obligations of 273 companies, with an average position size representing 0.33% of Managed Assets of the Fund. Healthcare; Electronics/Electrical; and Business Equipment & Services represented the Fund’s top sector weightings.

[1]	Industries per S&P’s industry classification schema.

Annual Report | September 30, 2018	3

Blackstone / GSO Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2018 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Bond Coupon	6.05%
Current Dividend Yield – I Share^	6.71%
Current Dividend Yield – T Share^	6.20%
Duration^^	0.41 yr
Average Position*	0.33%
Leverage*	27.34%

^	Represents annualized distribution rate of I Share and T Share. Reflects September month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily NAV per share, for each respective class, for each day in the month for which a daily dividend is declared.

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.

*	As a percentage of Managed Assets.

Top 10 Issuers*

SPDR Blackstone / GSO Senior Loan ETF	2.7%
Envision Healthcare Corp.	1.7%
Sedgwick Claims Management Services, Inc.	1.1%
Flexera Software LLC	0.8%
Hyland Software, Inc.	0.7%
AqGen Ascensus, Inc.	0.7%
EG Group, Ltd.	0.7%
IG Investments Holdings LLC	0.7%
Web.com Group, Inc.	0.7%
Access CIG LLC	0.7%
Top 10 Issuers	10.5%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Healthcare	17.5%
Electronics/Electrical	14.1%
Business Equipment & Services	13.0%
Containers & Glass Products	5.0%
Telecom	4.5%
Top 5 Industries	54.1%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

Total Return

	1 Month	Year to Date	Since Inception
BGFREI* – Class I	0.79%	3.61%	3.61%
BGFREI* – Class T	0.79%	2.00%	2.00%
BGFREI* – Class T w/ 2.5% Sales Load **	-1.74%	-0.51%	-0.51%
S&P/LSTA Leverage Loan Index***	0.69%	3.50%	3.50%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Preformance data quoted represents past performance and does not guarantee future results.

**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.

4	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 134.08%
Aerospace & Defense - 2.13%
DAE Aviation Holdings, Inc. Series Initial, 1M US L + 3.75%, 07/07/2022	$2,693,059	$2,710,941
Engility Corp. Series B2, 1M US L + 2.75%, 08/14/2023	323,014	324,427
Transdigm, Inc. Series New Tranche G, 1M US L + 2.50%, 08/22/2024	1,589,995	1,596,593
Vectra Co. Series Initial, 1M US L + 3.25%, 03/08/2025	894,772	895,895
WP CPP Holdings LLC Series Initial, 3M US L + 3.75%, 04/30/2025	977,273	984,808
		6,512,664

Air Transport - 1.48%
Air Medical Group Holdings, Inc. Series 2018 New, 1M US L + 4.25%, 03/14/2025	2,386,485	2,380,280
American Airlines, Inc.:
Series 2017 Replacement (New), 3M US L + 2.00%, 10/10/2021	380,435	380,969
Series 2017 Class B, 1M US L + 2.00%, 04/28/2023	1,484,848	1,479,652
Series 2018 Replacement, 1M US L + 1.75%, 06/27/2025	300,000	294,777
		4,535,678

Automotive - 1.20%
Belron Finance US LLC Series Initial B, 3M US L + 2.50%, 11/07/2024	744,375	749,493
CH Hold Corp. Series Initial, 1M US L + 3.00%, 02/01/2024	2,890,141	2,911,817
		3,661,310

Brokers, Dealers & Investment Houses - 2.58%
Advisor Group, Inc. Series Initial, 3M US L + 3.75%, 08/15/2025	1,800,000	1,815,750
Deerfield Dakota Holding LLC Series Initial, 3M US L + 3.25%, 02/13/2025	1,856,812	1,860,461
Edelman Financial Center LLC:
Series Initial, 3M US L + 3.25%, 07/21/2025	2,515,723	2,541,409
Series Initial, 3M US L + 6.75%, 06/26/2026(b)	384,615	393,750
Focus Financial Partners LLC Series Tranche B-2, 1M US L + 2.50%, 07/03/2024(b)	765,174	769,957
Newport Group Holdings II, Inc. Series Initial, 1M US L + 3.75%, 09/12/2025	500,000	500,937
		7,882,264

Building & Development - 5.01%
American Bath Group LLC Series 2018 Replacement, 3M US L + 4.25%, 09/30/2023	1,246,867	1,261,692
Builders FirstSource, Inc. Series Refinancing, 3M US L + 3.00%, 02/29/2024	2,267,298	2,274,145
CHI Doors Holdings Corp. Series Initial, 1M US L + 3.25%, 07/29/2022	1,391,323	1,397,194
CPG International LLC Series New, 3M US L + 3.75%, 05/05/2024	498,734	503,101
HD Supply Waterworks, Ltd. Series Initial, 3M US L + 3.00%, 08/01/2024	2,100,000	2,110,500
Henry Holdings, Inc. Series Initial, 1M US L + 4.00%, 10/05/2023	744,318	749,123
Hillman Group, Inc. Series Initial, 3M US L + 3.50%, 05/30/2025	1,645,875	1,630,033
LBM Borrower LLC Series Tranche C, 2M US L + 3.75%, 08/19/2022	765,694	771,678
Pisces Midco, Inc. Series Initial, 3M US L + 3.75%, 04/12/2025	635,662	642,018
Siteone Landscape Supply LLC Series Tranche E, 1M US L + 2.75%, 10/29/2024	1,176,833	1,182,352
Specialty Building Products Holdings LLC Series 2017 Initial Retired 10/01/2018, 1M US L + 6.00%, 10/28/2023	408,314	410,613
SRS Distribution, Inc. Series Initial, 2M US L + 3.25%, 05/23/2025	1,272,727	1,265,702
USS Ultimate Holdings, Inc. Series Initial, 1M US L + 3.75%, 08/25/2024	1,106,665	1,119,115
		15,317,266

Business Equipment & Services - 17.85%
Access CIG LLC:
Series B, 1M US L + 3.75%, 02/27/2025	1,943,218	1,956,577
Series Delayed Draw, 3M US L + 3.75%, 02/27/2025(c)	133,246	134,162
Series Initial, 1M US L + 7.75%, 02/27/2026	862,745	867,598
AlixPartners, LLP Series 2017 Refinancing, 1M US L + 2.75%, 04/04/2024	1,431,551	1,439,904
Allied Universal Holdco LLC Series Initial, 1M US L + 3.75%, 07/28/2022	1,342,740	1,325,117

Annual Report | September 30, 2018	5

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Business Equipment & Services (continued)
AqGen Ascensus, Inc.:
Series Incremental Delayed Draw, 3M US L + 1.66%, 12/03/2022(b)(c)	$128,889	$129,453
Series Initial Incremental, 1M US L + 3.50%, 12/03/2022	552,778	555,025
Series Replacement, 2M US L + 3.50%, 12/03/2022	2,393,985	2,403,716
Autodata, Inc. Series Initial, 1M US L + 3.25%, 12/12/2024(b)	1,943,242	1,955,388
BMC Acquisition, Inc. Series Initial, 3M US L + 5.25%, 12/18/2024(b)	997,487	1,004,969
Capri Acquisitions BidCo, Ltd. Series Initial Dollar, 3M US L + 3.25%, 11/01/2024	1,500,000	1,498,432
Cast & Crew Payroll LLC Series 2017, 1M US L + 2.75%, 09/27/2024	994,975	996,840
DG Investment Intermediate Holdings 2, Inc.:
Series Delayed Draw, 1Y US L + 3.00%, 02/03/2025	69,572	69,688
Series Initial, 1M US L + 3.00%, 02/03/2025	646,554	647,630
Series Initial, 3M US L + 6.75%, 02/01/2026	850,000	857,438
Epicor Software Corp. Series B, 1M US L + 3.25%, 06/01/2022	1,725,753	1,735,279
Explorer Holdings, Inc. Series Initial, 3M US L + 3.75%, 05/02/2023	1,246,811	1,256,942
GI Revelation Acquisition LLC Series Initial, 1M US L + 5.00%, 04/16/2025	863,353	866,591
GlobalLogic Holdings, Inc. Series Initial, 3M US L + 3.25%, 07/25/2025	2,512,304	2,536,648
IG Investments Holdings LLC Series Refinancing, 1M US L + 3.50%, 05/23/2025	3,015,416	3,045,570
Informatica LLC Series Dollar B-1, 1M US L + 3.25%, 08/05/2022	2,189,456	2,209,292
Information Resources, Inc.:
Series Initial, 3M US L + 4.25%, 01/18/2024	1,496,203	1,509,294
Series Initial, 3M US L + 8.25%, 01/20/2025	1,000,000	1,008,750
KUEHG Corp Series B-3, 3M US L + 3.75%, 02/21/2025	2,032,104	2,046,075
Learning Care Group No. 2, Inc. Series Initial, 1M US L + 3.25%, 03/13/2025	505,885	507,782
Mitchell International, Inc.:
Series Initial, 1M US L + 3.25%, 11/29/2024	1,344,746	1,344,625
Series Initial, 1M US L + 7.25%, 12/01/2025	1,600,000	1,603,200
National Intergovernmental Purchasing Alliance Co. Series Initial, 2M US L + 3.75%, 05/19/2025	2,222,635	2,233,748
PricewaterhouseCoopers Public Sector LLP:
Series Initial, 1M US L + 3.25%, 05/01/2025(b)	1,246,875	1,253,109
Series Initial, 1M US L + 7.50%, 05/01/2026(b)	750,000	753,750
PT Intermediate Holdings III LLC Series B, 3M US L + 4.00%, 12/9/2024	1,496,231	1,499,044
Red Ventures LLC, 1M US L + 4.00%, 11/08/2024	1,607,626	1,628,727
Sedgwick Claims Management Services, Inc.:
Series Initial, 1M US L + 2.75%, 03/01/2021	2,141,422	2,144,945
Series Initial, 1M US L + 5.75%, 02/28/2022	2,302,101	2,315,062
St. George's University Scholastic Services LLC, 1M US L + 3.50%, 07/17/2025(b)	1,651,095	1,671,734
ThoughtWorks, Inc. Series Replacement, 1M US L + 4.00%, 10/11/2024	1,496,250	1,507,472
TIBCO Software, Inc. Series B-1, 1M US L + 3.50%, 12/04/2020	1,994,924	2,006,354
Weld North Education LLC Series Initial, 3M US L + 4.25%, 02/15/2025(b)	1,992,494	2,008,683
		54,534,613

Chemical & Plastics - 2.16%
Alpha 3 B.V. Series Initial B-1, 3M US L + 3.00%, 01/31/2024	1,184,915	1,193,506
Composite Resins Holding B.V. Series Initial, 3M US L + 4.25%, 06/27/2025(b)	997,500	1,004,981
Spectrum Holdings III Corp.:
Series Closing Date, 1M US L + 3.25%, 01/31/2025	813,888	809,476
Series Closing Date, 1M US L + 7.00%, 01/26/2026(b)	350,000	346,938
Starfruit Finco B.V. Series Initial Dollar, 1M US L + 3.25%, 10/01/2025	1,679,104	1,688,197
Vantage Specialty Chemicals, Inc.:
Series Closing Date, 3M US L + 4.00%, 10/28/2024	837,889	842,954
Series Initial, 3M US L + 8.25%, 10/27/2025	700,000	705,544
		6,591,596

6	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Conglomerates - 2.64%
Genuine Financial Holdings LLC Series Initial, 2M US L + 3.75%, 07/11/2025	$2,622,951	$2,643,449
SSH Group Holdings, Inc. Series Initial, 3M US L + 4.25%, 07/30/2025	1,670,370	1,687,074
TravelCLICK, Inc.:
Series Term-3 Retired 10/04/2018, 1M US L + 3.50%, 05/06/2021	1,765,759	1,769,290
Series Initial Retired 10/04/2018, 1M US L + 7.75%, 11/06/2021(b)	196,000	196,000
VT Topco, Inc.:
Series Delayed Draw, 3M US L + 0.00%, 08/01/2025(c)	171,963	173,253
Series Initial, 3M US L + 3.75%, 08/01/2025	1,596,279	1,608,251
		8,077,317

Containers & Glass Products - 6.32%
Berlin Packaging LLC Series Initial, 1M US L + 3.00%, 11/07/2025	2,059,125	2,062,018
Charter NEX US, Inc. Series Initial, 1M US L + 3.00%, 05/16/2024	2,238,299	2,242,496
Flex Acquisition Co., Inc. Series Incremental B-2018, 3M US L + 3.25%, 06/29/2025	2,096,825	2,104,427
IBC Capital I, Ltd. Series Tranche B-1, 3M US L + 3.75%, 09/11/2023	1,990,000	2,006,169
Plaze, Inc., 3M US L + 3.50%, 07/31/2022	1,840,696	1,853,360
ProAmpac PG Borrower LLC Series Initial, 3M US L + 3.50%, 11/20/2023	1,692,908	1,701,795
Ranpak Corp. Series Tranche B-1 USD, 1M US L + 3.25%, 10/01/2021(b)	2,246,770	2,249,578
Strategic Materials Holding Corp. Series Initial, 3M US L + 3.75%, 11/01/2024	744,375	713,361
Transcendia Holdings, Inc. Series 2017 Refinancing, 1M US L + 3.50%, 05/30/2024	1,287,277	1,281,375
Tricorbraun Holdings, Inc.:
Series Closing Date, 3M US L + 3.75%, 11/30/2023	1,291,273	1,299,344
Series Delayed Draw, 1M US L + 3.75%, 11/30/2023	130,113	130,926
Trident TPI Holdings, Inc. Series Tranche B-1, 1M US L + 3.25%, 10/17/2024	1,672,782	1,669,996
		19,314,845

Diversified Insurance - 3.20%
Acrisure LLC Series 2018-1 Additional, 3M US L + 3.75%, 11/22/2023	1,519,787	1,526,124
Alliant Holdings Intermediate LLC Series 2018 Initial, 1M US L + 3.00%, 05/09/2025	1,534,963	1,541,563
BroadStreet Partners, Inc. Series Tranche B-2, 1M US L + 3.25%, 11/08/2023	1,857,011	1,860,874
CP VI Bella Midco LLC Series Initial, 1M US L + 3.00%, 02/14/2025	666,836	665,379
HUB International, Ltd. Series Initial, 3M US L + 3.00%, 04/18/2025	1,382,250	1,386,729
USI, Inc. Series 2017 New, 3M US L + 3.00%, 05/16/2024	2,087,210	2,090,602
York Risk Services Holding Corp., 1M US L + 3.75%, 10/01/2021	744,829	723,571
		9,794,842

Drugs - 2.51%
Albany Molecular Research, Inc.:
Series Initial, 1M US L + 3.25%, 08/30/2024	896,480	899,058
Series Initial, 1M US L + 7.00%, 08/30/2025	1,425,000	1,431,683
Amneal Pharmaceuticals LLC Series Initial, 1M US L + 3.50%, 03/21/2025	1,569,121	1,585,792
Avantor, Inc. Series Initial Dollar, 1M US L + 4.00%, 11/21/2024	2,387,985	2,419,888
Horizon Pharma, Inc. Series Third Amendment Refinanced, 1M US L + 3.25%, 03/29/2024	1,327,242	1,340,236
		7,676,657

Ecological Services & Equipment - 1.99%
EnergySolutions LLC Series Initial, 3M US L + 3.75%, 05/09/2025	1,577,849	1,591,655
GFL Environmental, Inc. Series Effective Date Incremental, 3M US L + 2.75%, 05/30/2025	1,746,480	1,750,846
Gopher Resource LLC Series Initial, 1M US L + 3.25%, 03/06/2025	2,717,352	2,732,637
		6,075,138

Electronics/Electrical - 17.72%
AppLovin Corp. Series Initial, 3M US L + 3.75%, 08/15/2025	2,271,649	2,301,465
Boxer Parent Co., Inc. Series Initial Dollar, 3M US L + 4.25%, 10/02/2025	2,000,000	2,021,810
CommerceHub, Inc. Series Initial, 1M US L + 3.75%, 05/21/2025(b)	1,559,492	1,565,340

Annual Report | September 30, 2018	7

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Electronics/Electrical (continued)
Compuware Corp., 1M US L + 3.50%, 08/25/2025	$2,219,355	$2,240,616
DigiCert, Inc.:
1M US L + 4.75%, 09/20/2024	1,771,502	1,778,703
Series Initial, 1M US L + 8.00%, 10/31/2025	750,000	749,531
Dynatrace LLC, 1M US L + 3.25%, 08/22/2025	1,600,000	1,612,336
EXC Holdings III Corp. Series Initial USD, 3M US L + 3.50%, 12/02/2024	744,375	750,658
Flexera Software LLC:
Series Initial, 1M US L + 3.25%, 02/26/2025	1,859,734	1,867,870
Series Initial, 1M US L + 7.25%, 02/26/2026	1,645,161	1,656,472
Gigamon, Inc. Series Initial, 3M US L + 4.50%, 12/27/2024(b)	1,868,419	1,882,432
Help/Systems Holdings, Inc., 1M US L + 3.75%, 03/28/2025	1,782,933	1,796,305
Hyland Software, Inc.:
Series Term-3, 1M US L + 3.25%, 07/01/2022	1,773,583	1,787,745
Series Initial, 1M US L + 7.00%, 07/07/2025	1,303,913	1,326,731
Idera, Inc. Series Initial, 1M US L + 4.50%, 06/28/2024	471,903	476,426
Ivanti Software, Inc., 1M US L + 4.25%, 01/20/2024	2,088,847	2,108,858
McAfee LLC Series Closing Date USD, 1M US L + 4.50%, 09/30/2024	2,784,695	2,811,052
MH Sub I LLC Series Amendment No. 2 Initial, 1M US L + 3.75%, 09/13/2024	2,202,631	2,220,351
MLN US HoldCo LLC, 3M US L + 4.50%, 07/11/2025	915,493	926,081
Ping Identity Corp., 1M US L + 3.75%, 1/23/2025	931,000	935,073
Plantronics, Inc. Series Initial B, 1M US L + 2.50%, 07/02/2025	1,294,118	1,300,187
Presidio Holdings, Inc. Series B, 3M US L + 2.75%, 02/02/2024	1,940,942	1,948,628
Project Alpha Intermediate Holding, Inc., 3M US L + 3.50%, 04/26/2024	2,493,687	2,497,328
Project Angel Parent LLC Series Initial, 1M US L + 4.00%, 05/30/2025(b)	298,507	299,254
Project Leopard Holdings, Inc. Series 2018 Repricing, 1M US L + 4.00%, 7/7/2023	1,994,975	2,005,778
Quest Software US Holdings, Inc.:
Series Initial, 3M US L + 4.25%, 05/16/2025	500,000	504,842
Series Initial, 3M US L + 8.25%, 05/17/2026	500,000	497,503
Riverbed Technology, Inc. Series First Amendment, 1M US L + 3.25%, 04/24/2022	1,596,070	1,595,974
Rocket Software, Inc., 3M US L + 3.75%, 10/14/2023	2,326,529	2,349,318
RP Crown Parent LLC Series Initial, 1M US L + 2.75%, 10/12/2023	744,318	748,970
SolarWinds Holdings, Inc. Series 2018 Refinancing, 1M US L + 3.00%, 02/05/2024	1,599,163	1,610,381
Sophia LP Series B, 3M US L + 3.25%, 09/30/2022	2,093,089	2,104,653
TTM Technologies, Inc. Series B, 1M US L + 2.50%, 09/30/2024	851,655	855,913
Web.com Group, Inc.:
Series B, 3M US L + 3.75%, 09/17/2025	2,000,000	2,015,000
3M US L + 7.75%, 09/17/2026	1,000,000	1,008,750
		54,158,334

Equipment Leasing - 0.70%
CSC SW Holdco, Inc. Series B-1, 2M US L + 3.25%, 11/14/2022	2,139,304	2,148,064

Farming/Agriculture - 0.66%
TruGreen LP Series Initial Incremental, 1M US L + 4.00%, 04/13/2023	1,994,962	2,018,652

Financial Intermediaries - 2.17%
ASP MCS Acquisition Corp. Series Initial, 3M US L + 4.75%, 05/20/2024	744,347	634,555
First Data Corp. Series 2024A New Dollar, 1M US L + 2.00%, 04/26/2024	1,500,000	1,502,940
Pre-Paid Legal Services, Inc. Series Initial, 1M US L + 3.25%, 05/01/2025	2,006,848	2,021,278
SS&C Technologies Holdings, Inc.:
Series B-3, 1M US L + 2.50%, 02/28/2025	1,136,469	1,138,958
Series B-4, 1M US L + 2.50%, 02/28/2025	441,139	442,105
Series B-5, 1M US L + 2.25%, 04/16/2025	888,889	890,622
		6,630,458

8	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Food Products - 3.11%
CHG PPC Parent LLC Series Initial, 1M US L + 2.75%, 03/31/2025(b)	$1,718,584	$1,722,881
Dole Food Co., Inc. Series Tranche B, 1M US L + 2.74973%, 04/06/2024	1,375,917	1,377,761
JBS USA Lux S.A. Series Initial, 3M US L + 2.50%, 10/30/2022	1,590,801	1,596,655
Mastronardi Produce, Ltd. Series Initial, 1M US L + 3.25%, 05/01/2025	1,882,623	1,899,096
TKC Holdings, Inc.:
Series Initial, 1M US L + 3.75%, 02/01/2023	2,227,142	2,233,178
Series Initial, 1M US L + 8.00%, 02/01/2024	650,000	656,773
		9,486,344

Food Service - 4.27%
Agro Merchants North America Holdings, Inc. Series Effective Date, 3M US L + 3.75%, 12/06/2024	2,540,135	2,559,186
Big Jack Holdings LP Series 2018 Refinancing, 1M US L + 3.25%, 04/05/2024(b)	1,487,527	1,476,370
Flynn Restaurant Group LP Series Initial, 1M US L + 3.50%, 06/27/2025	1,828,750	1,825,321
Fogo de Chao, Inc., 1M US L + 4.50%, 04/05/2025	1,596,000	1,606,980
IRB Holding Corp. Series B, 1M US L + 3.25%, 02/05/2025	1,443,747	1,447,364
K-Mac Holdings Corp.:
Series Initial, 1M US L + 3.25%, 03/07/2025	746,250	750,168
Series Initial, 1M US L + 6.75%, 03/09/2026	1,250,000	1,262,894
Tacala Investment Corp.:
Series Initial, 1M US L + 3.25%, 01/31/2025	1,355,802	1,364,276
Series Initial, 1M US L + 7.00%, 01/30/2026	750,000	762,892
		13,055,451

Food/Drug Retailers - 1.01%
EG Group, Ltd.:
Series Additional Facility, 3M US L + 4.00%, 02/07/2025	2,731,554	2,740,527
Series Facility B, 3M US L + 4.00%, 02/07/2025	345,486	346,621
		3,087,148

Health Insurance - 0.51%
MPH Acquisition Holdings LLC Series Initial, 3M US L + 2.75%, 06/07/2023	1,539,726	1,544,715

Healthcare - 22.36%
ADMI Corp. Series Initial, 1M US L + 3.25%, 04/30/2025	1,737,026	1,747,882
ATI Holdings Acquisition, Inc. Series Initial, 1M US L + 3.50%, 5/10/2023	1,392,875	1,401,581
Auris LuxCo Series B, 3M US L + 3.75%, 07/24/2025	576,923	584,859
Bausch Health Cos., Inc. Series Initial, 1M US L + 3.00%, 06/02/2025	2,488,188	2,503,627
Certara Holdco, Inc. Series Replacement, 3M US L + 3.50%, 08/15/2024	1,304,227	1,308,302
Change Healthcare Holdings, Inc. Series Closing Date, 1M US L + 2.75%, 03/01/2024	982,368	986,744
CHG Healthcare Services, Inc. Series 2017 New, 2M US L + 3.00%, 06/07/2023	2,539,061	2,557,710
CPI Holdco LLC Series Closing Date, 3M US L + 3.50%, 03/21/2024	1,948,900	1,955,604
CryoLife, Inc. Series Initial, 3M US L + 4.00%, 11/15/2024	744,375	753,680
CVS Holdings I LP Series Initial, 1M US L + 3.00%, 02/06/2025	1,412,400	1,415,344
Dentalcorp of Canada ULC:
Series Delayed Draw, 3M US L + 2.184%, 06/06/2025(c)	17,590	17,777
Series Initial, 1M US L + 3.75%, 06/06/2025	280,986	283,971
Endo International PLC Series Initial, 1M US L + 4.25%, 04/29/2024	1,042,835	1,051,418
Envision Healthcare Corp., 3M US L + 3.75%, 09/26/2025	6,967,742	6,948,616
Equian Buyer Corp. Series 2018 Incremental, 1M US L + 3.25%, 05/20/2024	292,858	294,643
GHX Ultimate Parent Corp. Series Initial, 3M US L + 3.00%, 06/28/2024	1,193,955	1,198,808
Grifols Worldwide Operations, Ltd. Series Tranche B, 1W US L + 2.25%, 01/31/2025	1,488,665	1,498,140
Heartland Dental LLC Series Initial, 3M US L + 3.75%, 04/30/2025	1,084,239	1,086,044
Jaguar Holding Co. II Series 2018, 1M US L + 2.50%, 08/18/2022	1,792,797	1,796,364
Lifescan Global Corp., 3M US L + 6.00%, 09/28/2024	1,500,000	1,487,348

Annual Report | September 30, 2018	9

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Healthcare (continued)
Maravai Intermediate Holdings LLC Series Initial, 1M US L + 4.25%, 08/10/2025	$919,355	$916,482
MedPlast Holdings, Inc. Series Initial, 3M US L + 3.75%, 07/02/2025	833,333	844,275
National Mentor Holdings, Inc. Series Tranche B, 3M US L + 3.00%, 01/29/2021	2,593,211	2,603,909
Navicure, Inc. Series Initial, 1M US L + 3.75%, 11/01/2024(b)	563,201	566,017
Netsmart Technologies, Inc. Series D-1, 1M US L + 3.75%, 04/19/2023	2,312,092	2,329,444
nThrive, Inc. Series Additional B-2, 1M US L + 4.50%, 10/20/2022	1,440,727	1,453,333
NVA Holdings, Inc. Series B-3, 1M US L + 2.75%, 2/2/2025	1,246,001	1,243,858
Onex Carestream Finance LP, 1M US L + 8.50%, 12/07/2019	1,500,000	1,497,375
Onex TSG Holdings II Corp. Series Initial, 1M US L + 4.00%, 07/29/2022	1,250,000	1,262,500
PAREXEL International Corp. Series Initial, 1M US L + 2.75%, 09/27/2024	1,789,466	1,780,519
Pearl Intermediate Parent LLC:
Series Delayed Draw, 3M US L + 1.48444%, 02/14/2025(c)	51,476	51,010
Series Initial, 1M US L + 2.75%, 02/14/2025	630,646	624,932
Series Initial, 1M US L + 6.25%, 02/13/2026	1,770,588	1,777,228
PharMerica Corp.:
Series Initial, 1M US L + 3.50%, 12/06/2024	1,044,750	1,053,076
Series Initial, 1M US L + 7.75%, 12/07/2025	250,000	249,844
Press Ganey Holdings, Inc.:
Series 2018 Replacement, 1M US L + 2.75%, 10/23/2023	1,294,933	1,301,815
Series Initial, 1M US L + 6.50%, 10/21/2024	1,500,000	1,515,000
Prospect Medical Holdings, Inc. Series B-1, 1M US L + 5.50%, 02/22/2024	2,142,242	2,177,054
Sterigenics-Nordion Holdings LLC Series Incremental, 3M US L + 3.00%, 05/15/2022	1,891,418	1,896,534
Surgery Center Holdings, Inc. Series Initial, 2M US L + 3.25%, 09/02/2024	1,941,338	1,944,367
Team Health Holdings, Inc. Series Initial, 1M US L + 2.75%, 02/06/2024	744,332	725,259
Tecostar Holdings, Inc. Series 2017, 1M US L + 3.50%, 05/01/2024	2,230,480	2,241,633
U.S. Anesthesia Partners, Inc. Series Initial, 1M US L + 3.00%, 06/23/2024	2,315,993	2,331,915
U.S. Renal Care, Inc. Series Initial, 3M US L + 4.25%, 12/30/2022	1,641,187	1,603,235
Verscend Holding Corp. Series B, 1M US L + 4.50%, 08/27/2025	1,250,000	1,262,763
Wink Holdco, Inc.:
Series Initial, 1M US L + 3.00%, 12/1/2024	744,375	742,979
Series Initial, 1M US L + 6.75%, 12/01/2025	279,569	279,920
Zest Acquisition Corp. Series Initial, 3M US L + 3.50%, 03/07/2025	1,198,523	1,191,781
		68,346,519

Home Furnishings - 1.30%
AI Aqua Merger Sub, Inc. Series Tranche B-1, 1M US L + 3.25%, 12/13/2023	2,558,644	2,565,041
Prime Security Services Borrower LLC Series 2016-2 Refinancing B-1, 1M US L + 2.75%, 05/02/2022	1,392,947	1,400,998
		3,966,039

Industrial Equipment - 3.95%
Altra Industrial Motion Corp., 3M US L + 2.00%, 10/01/2025	631,769	634,236
Blount International, Inc. Series New Refinancing, 3M US L + 3.75%, 04/12/2023	2,000,000	2,011,570
Helix Acquisition Holdings, Inc. Series 2018 New, 3M US L + 3.50%, 09/30/2024	688,557	692,719
LTI Holdings, Inc.:
Series Initial, 1M US L + 3.50%, 09/06/2025	1,591,736	1,600,029
Series Initial, 1M US L + 6.75%, 09/06/2026	425,532	426,685
Minimax Viking GmbH Series Facility B1C, 1M US L + 3.00%, 07/31/2025	2,551,983	2,574,313
MTS Systems Corp. Series New Tranche B, 1M US L + 3.25%, 07/05/2023	673,514	678,148
Pro Mach Group, Inc. Series Initial, 1M US L + 3.00%, 03/07/2025	1,897,223	1,894,558
Robertshaw US Holding Corp. Series Initial, 1M US L + 3.50%, 02/14/2025	707,308	703,329
Titan Acquisition, Ltd. Series Initial, 1M US L + 3.00%, 03/28/2025	891,972	868,419
		12,084,006

10	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Insurance - 1.05%
Cypress Intermediate Holdings III, Inc.:
Series Initial, 1M US L + 3.00%, 04/29/2024	$1,143,337	$1,149,482
Series Initial, 1M US L + 6.75%, 04/28/2025	807,054	814,874
Gem Acquisitions, Inc. Series Initial, 1M US L + 3.25%, 03/02/2025	350,413	350,905
HIG Finance 2, Ltd. Series Initial Dollar, 1M US L + 3.50%, 12/20/2024	869,681	876,387
		3,191,648

Leisure Goods/Activities/Movies - 2.90%
Alterra Mountain Co. Series Initial, 1M US L + 3.00%, 07/31/2024	100,000	100,300
Bulldog Purchaser, Inc. Series Initial, 3M US L + 3.75%, 09/05/2025	616,780	616,398
Crown Finance US, Inc. Series Initial Dollar Tranche, 1M US L + 2.50%, 02/28/2025	1,246,407	1,246,407
Formula One Management, Ltd. Series Facility B3, 1M US L + 2.50%, 02/01/2024	972,222	965,844
Intrawest Resorts Holdings, Inc. Series Initial Bluebird, 1M US L + 3.00%, 07/31/2024	1,983,359	1,989,310
Travel Leaders Group LLC Series 2018 Refinancing, 1M US L + 4.00%, 01/25/2024	2,327,500	2,358,048
Travelport Finance S.à r.l. Series Initial, 3M US L + 2.50%, 03/17/2025	864,955	866,308
WMG Acquisition Corp. Series Tranche F, 1M US L + 2.125%, 11/01/2023	731,974	732,076
		8,874,691

Lodging & Casinos - 1.34%
AP Gaming I LLC Series 2018 Refinancing B, 1M US L + 4.25%, 02/15/2024	2,093,441	2,110,010
Scientific Games International, Inc. Series Initial B-5, 2M US L + 2.75%, 08/14/2024	1,991,870	1,991,094
		4,101,104

Nonferrous Metals/Minerals - 0.90%
Aleris International, Inc. Series Initial, 1M US L + 4.75%, 02/27/2023	2,203,672	2,247,063
American Rock Salt Co. LLC Series Initial, 1M US L + 3.75%, 03/21/2025	486,685	490,943
		2,738,006

Oil & Gas - 2.35%
BCP Raptor LLC Series Initial, 2M US L + 4.25%, 06/24/2024	1,085,412	1,071,394
Energy Transfer Equity LP Series Refinanced, 1M US L + 2.00%, 02/02/2024	1,500,000	1,503,195
Lucid Energy Group II Borrower LLC Series Initial, 1M US L + 3.00%, 02/17/2025	867,918	857,611
MRC Global, Inc. Series 2018 Refinancing, 1M US L + 3.00%, 09/20/2024(b)	2,294,066	2,312,705
Oryx Southern Delaware Holdings LLC Series Initial, 1M US L + 3.25%, 02/28/2025	1,463,235	1,444,031
		7,188,936

Property & Casualty Insurance - 3.44%
Applied Systems, Inc.:
Series Initial, 3M US L + 3.00%, 09/19/2024	744,361	749,583
Series Initial, 3M US L + 7.00%, 09/19/2025	500,000	510,940
AssuredPartners, Inc. Series 2017 September Refinancing, 1M US L + 3.25%, 10/22/2024	1,433,690	1,439,067
Asurion LLC Series Replacement B-2, 1M US L + 6.00%, 08/04/2025	1,547,368	1,593,310
Confie Seguros Holding II Co. Series B, 1M US L + 5.25%, 04/19/2022	1,792,149	1,754,065
ExamWorks Group, Inc. Series B-1, 1M US L + 3.25%, 07/27/2023	2,695,119	2,720,049
frontdoor, inc. Series Initial, 1M US L + 2.50%, 08/16/2025	434,783	438,317
Solera LLC Series Dollar, 1M US L + 2.75%, 03/03/2023	1,296,675	1,300,935
		10,506,266

Publishing - 3.29%
Ancestry.com Operations, Inc., 1M US L + 3.25%, 10/19/2023	2,594,911	2,609,520
Meredith Corp., 1M US L + 3.00%, 01/31/2025	2,430,694	2,448,256
Recorded Books, Inc. Series Initial, 3M US L + 4.50%, 08/29/2025(b)	877,193	887,061
SESAC Holdco II LLC Series Initial, 1M US L + 3.00%, 02/23/2024	744,332	738,516
Shutterfly, Inc. Series Incremental, 1M US L + 2.75%, 08/17/2024	1,622,022	1,631,146

Annual Report | September 30, 2018	11

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Publishing (continued)
Southern Graphics, Inc. Series Refinancing, 1M US L + 3.25%, 12/31/2022	$1,744,693	$1,748,182
		10,062,681

Radio & Television - 0.95%
Univision Communications, Inc. Series 2017 Replacement Repriced First-Lien, 1M US L + 2.75%, 03/15/2024	1,487,801	1,449,676
William Morris Endeavor Entertainment LLC Series B-1, 2M US L + 2.75%, 05/18/2025	1,449,855	1,449,405
		2,899,081

Retailers (except food & drug) - 0.39%
National Vision, Inc. Series New, 1M US L + 2.75%, 11/20/2024	1,190,977	1,201,774

Steel - 1.02%
Graftech International, Ltd. Series Initial, 1M US L + 3.50%, 02/12/2025(b)	1,984,021	2,000,142
Phoenix Services International LLC Series B, 1M US L + 3.75%, 03/01/2025	1,102,854	1,115,261
		3,115,403

Surface Transport - 0.66%
Lineage Logistics LLC, 1M US L + 3.00%, 02/16/2025	2,001,807	2,002,227

Telecommunications - 6.25%
Avaya, Inc. Series Tranche B, 1M US L + 4.25%, 12/15/2024	2,344,095	2,367,724
C1 Holdings Corp., 1M US L + 3.75%, 04/04/2025	2,769,250	2,796,943
Coral-US Co-Borrower LLC Series Additional B-4, 1M US L + 3.25%, 01/30/2026	750,000	754,061
Cyxtera DC Holdings, Inc. Series Initial, 3M US L + 7.25%, 05/01/2025	500,000	501,460
Greeneden U.S. Holdings I LLC Series Tranche B-3 Dollar, 1M US L + 3.50%, 12/01/2023	744,375	749,213
Level 3 Financing, Inc. Series Tranche B 2024, 1M US L + 2.25%, 02/22/2024	750,000	752,970
Masergy Holdings, Inc. Series 2017 Replacement, 3M US L + 3.25%, 12/15/2023	1,845,305	1,849,152
Peak 10 Holding Corp.:
Series Initial, 3M US L + 3.50%, 08/01/2024	496,241	492,415
Series Initial, 3M US L + 7.25%, 08/01/2025	250,000	244,000
Securus Technologies Holdings, Inc.:
Series Delayed, 3M US L + 4.50%, 11/01/2024	206,061	206,405
Series Initial, 1M US L + 4.50%, 11/01/2024	1,846,734	1,854,121
Sprint Communications, Inc. Series Initial, 1M US L + 2.50%, 02/02/2024	1,588,912	1,594,870
TDC A/S Series Facility B2, 3M US L + 3.50%, 06/04/2025	927,907	938,578
TierPoint LLC:
Series Initial, 1M US L + 3.75%, 05/06/2024	1,193,461	1,182,457
Series Initial, 1M US L + 7.25%, 05/05/2025	1,170,000	1,153,550
Vertiv Group Corp. Series B, 1M US L + 4.00%, 11/30/2023	1,650,000	1,659,281
		19,097,200

Utilities - 2.71%
Brookfield WEC Holdings, Inc.:
Series Initial, 1M US L + 3.75%, 07/31/2025	1,802,632	1,827,084
Series Initial, 1M US L + 6.75%, 08/03/2026	724,611	739,646
Calpine Corp. Series 2015, 3M US L + 2.50%, 01/15/2023	693,374	694,338
Eastern Power LLC, 1M US L + 3.75%, 10/02/2023	1,237,707	1,237,496
Granite Acquisition, Inc. Series B, 3M US L + 3.50%, 12/20/2021	745,940	753,068
Helix Gen Funding LLC, 1M US L + 3.75%, 06/03/2024	428,260	403,211
Pike Corp. Series 2018 Initial, 1M US L + 3.50%, 03/23/2025	1,513,021	1,527,395

12	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC Series 2018 Incremental, 1M US L + 2.00%, 12/31/2025	$1,108,437	$1,111,003
		8,293,241

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $409,094,888)		409,772,178

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.38%
Structured Finance Obligations - 4.38%
Ares XLII Clo, Ltd. Series 2017-42A, 3M US L + 3.45%, 01/22/2028(b)(d)	1,100,000	1,107,919
Babson CLO, Ltd. 2015-I Series 2015-IA, 3M US L + 5.50%, 01/20/2031(b)(d)	250,000	246,699
Carlyle Global Market Strategies CLO 2016-1, Ltd. Series 2018-1A, 3M US L + 5.20%, 04/20/2027(b)(d)	1,500,000	1,500,007
CIFC Funding 2018-I, Ltd. Series 2018-1A, 3M US L + 5.00%, 04/18/2031(b)(d)	550,000	527,249
Highbridge Loan Management 6-2015, Ltd. Series 2018-2015, 3M US L + 5.10%, 02/05/2031(b)(d)	833,000	811,394
KKR CLO 14, Ltd. Series 2018-14, 3M US L + 6.15%, 07/15/2031(b)(d)	1,000,000	997,098
Madison Park Funding XI, Ltd. Series 2017-11A, 3M US L + 3.25%, 07/23/2029(b)(d)	1,000,000	1,002,500
Neuberger Berman CLO XV Series 2017-15A, 3M US L + 6.75%, 10/15/2029(b)(d)	745,000	755,473
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, 3M US L + 5.51%, 04/16/2031(b)(d)	1,000,000	986,603
Sound Point Clo XX, Ltd. Series 2018-2A, 3M US L + 6.00%, 07/26/2031(b)(d)	1,000,000	992,346
TIAA CLO I, Ltd. Series 2018-1A, 3M US L + 6.20%, 07/20/2031(b)(d)	1,500,000	1,471,784
Venture XXIII CLO, Ltd. Series 2018-23A, 3M US L + 3.05%, 07/19/2028(b)(d)	1,500,000	1,500,034
Voya CLO 2015-2, Ltd. Series 2018-2A, 3M US L + 2.95%, 07/23/2027(b)(d)	1,500,000	1,500,009
		13,399,115

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $13,445,072)		13,399,115

CORPORATE BONDS - 7.08%
Brokers, Dealers & Investment Houses - 0.47%
LPL Holdings, Inc., 5.750%, 09/15/2025(d)	1,450,000	1,422,813

Building & Development - 0.22%
Hillman Group, Inc., 6.375%, 07/15/2022(d)	750,000	678,750

Chemical & Plastics - 0.18%
Starfruit Finco BV / Starfruit US Holdco LLC, 8.000%, 10/01/2026(d)	540,000	548,100

Containers & Glass Products - 0.63%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M US L + 3.50%, 07/15/2021(a)(d)	1,200,000	1,219,500
Trident Merger Sub, Inc., 6.625%, 11/01/2025(d)	750,000	712,500
		1,932,000

Diversified Insurance - 0.59%
HUB International, Ltd., 7.000%, 05/01/2026(d)	1,150,000	1,154,382
York Risk Services Holding Corp., 8.500%, 10/01/2022(d)	750,000	661,875
		1,816,257

Ecological Services & Equipment - 0.27%
GFL Environmental, Inc., 5.375%, 03/01/2023(d)	868,000	818,090

Electronics/Electrical - 1.71%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(d)	912,000	927,504

Annual Report | September 30, 2018	13

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

	Principal Amount	Value
Electronics/Electrical (continued)
BMC Software Finance, Inc., 8.125%, 07/15/2021(d)	$1,250,000	$1,279,187
Energizer Gamma Acquisition, Inc., 6.375%, 07/15/2026(d)	1,250,000	1,295,312
Infor US, Inc., 6.500%, 05/15/2022	1,000,000	1,018,550
Riverbed Technology, Inc., 8.875%, 03/01/2023(d)	750,000	709,688
		5,230,241

Food Service - 0.24%
IRB Holding Corp., 6.750%, 02/15/2026(d)	750,000	736,875

Healthcare - 1.71%
Enterprise Merger Sub, Inc., 8.750%, 10/15/2026(d)	2,084,000	2,055,876
NVA Holdings, Inc., 6.875%, 04/01/2026(d)	1,150,000	1,152,875
Surgery Center Holdings, Inc., 8.875%, 04/15/2021(d)	750,000	784,688
Tenet Healthcare Corp., 7.000%, 08/01/2025	1,250,000	1,240,000
		5,233,439

Industrial Equipment - 0.08%
Stevens Holding Co., Inc., 6.125%, 10/01/2026(d)	239,000	243,481

Property & Casualty Insurance - 0.73%
AssuredPartners, Inc., 7.000%, 08/15/2025(d)	1,150,000	1,141,375
frontdoor, Inc., 6.750%, 08/15/2026(d)	1,050,000	1,084,125
		2,225,500

Utilities - 0.25%
Calpine Corp., 5.875%, 01/15/2024(d)	750,000	757,500

TOTAL CORPORATE BONDS
(Cost $21,653,497)		21,643,046

	Shares	Value
EXCHANGE TRADED FUNDS - 3.66%
Financial Intermediaries - 3.66%
SPDR Blackstone / GSO Senior Loan ETF	236,175	11,182,886

TOTAL EXCHANGE TRADED FUNDS
(Cost $11,188,892)		11,182,886

SHORT TERM INVESTMENTS - 2.05%
Fidelity Investments Money Market Funds - Treasury Portfolio
(1.916% 7-Day Yield)	6,263,099	6,263,099

TOTAL SHORT TERM INVESTMENTS
(Cost $6,263,099)		6,263,099

14	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2018

Value
Total Investments - 151.25%
(Cost $461,645,448)	462,260,324

Liabilities in Excess of Other Assets - (13.62)%	(41,641,891)

Leverage Facility - (37.63)%	(115,000,000)

Net Assets - 100.00%	$305,618,433

Amounts above are shown as a percentage of net assets as of September 30, 2018.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

1W US L - 1 Week LIBOR as of September 30, 2018 was 2.20%

1M US L - 1 Month LIBOR as of September 30, 2018 was 2.26%

2M US L - 2 Month LIBOR as of September 30, 2018 was 2.31%

3M US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

1Y US L - 1 Year LIBOR as of September 30, 2018 was 2.92%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 asset valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of September 30, 2018. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2018, the Fund has unfunded delayed draw loans in the amount of $2,053,190. Fair value of these unfunded delayed draw loans was $2,061,711.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $32,783,611, which represented approximately 10.73% of net assets as of September 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.

Annual Report | September 30, 2018	15

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

September 30, 2018

ASSETS:
Investments, at fair value (Cost $461,645,448)	$462,260,324
Cash	812,082
Receivable for investment securities sold	16,227,661
Interest receivable	1,324,977
Receivable for shares sold	10,569,383
Prepaid offering costs	392,277
Prepaid expenses and other assets	73,744
Total Assets	491,660,448

LIABILITIES:
Payable for investment securities purchased	68,979,933
Payable to Adviser for offering costs	20,282
Leverage facility	115,000,000
Interest due on leverage facility	121,629
Distributions payable to common shareholders	741,411
Accrued trustees' fees payable	48,562
Accrued distribution fees payable	42,404
Accrued shareholder servicing fees payable	42,404
Accrued transfer agent fees payable	18,268
Other payables and accrued expenses	1,027,122
Total Liabilities	186,042,015
Net Assets Attributable to Common Shareholders	$305,618,433

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$305,094,117
Total distributable earnings	524,316
Net Assets Attributable to Common Shareholders	$305,618,433

PRICING OF SHARES
Class I:
Net asset value per share	$25.00
Net assets	187,941,948
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	7,517,587

Class T:
Net asset value per share	24.94
Net assets	117,661,485
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	4,717,010

Class D:
Net asset value per share	25.00
Net assets	15,000
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	600

See Notes to Financial Statements.

16	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Operations

For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018

INVESTMENT INCOME:
Interest	$8,545,135
Total Investment Income	8,545,135

EXPENSES:
Advisory fee	1,265,066
Fund accounting and administration fees	185,621
Distribution fees	71,216
Shareholder servicing fees	71,216
Offering cost	909,368
Organization fees	55,874
Insurance expense	10,482
Legal and audit fees	857,209
Custodian fees	75,069
Trustees' fees and expenses	74,557
Printing expense	22,696
Transfer agent fees	77,808
Interest on leverage facility	1,093,637
Facility and other fees	37,674
Other expenses	17,526
Total expenses	4,825,019
Reimbursement from Adviser/Advisory fee waiver	(3,014,136)
Net Expenses	1,810,883
Net Investment Income	6,734,252

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(196,227)
Net realized loss:	(196,227)
Change in Unrealized appreciation/(depreciation) on:
Investment securities	614,876
Net change in unrealized appreciation on investments:	614,876
Net Realized and Unrealized Gain on Investments	418,649

Net Increase in Net Assets Attributable to Common Shares from Operations	$7,152,901

See Notes to Financial Statements.

Annual Report | September 30, 2018	17

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Changes in Net Assets

For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
FROM OPERATIONS:
Net investment income	$6,734,252
Net realized loss on investments	(196,227)
Net change in unrealized appreciation on investments	614,876
Net Increase in Net Assets Attributable to Common Shares from Operations	7,152,901

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(5,121,970)
Class T	(1,683,829)
Net Decrease in Net Assets from Distributions to Common Shareholders	(6,805,799)

SHARES TRANSACTIONS, IN DOLLARS:
Class I
Proceeds from shares sold	184,572,712
Distributions reinvested	3,163,910
Cost of shares redeemed	(459)
Class T
Proceeds from shares sold	116,536,794
Distributions reinvested	944,631
Cost of shares redeemed	(61,257)
Class D
Proceeds from shares sold	15,000
Net Increase from Capital Share Transactions	305,171,331
Net Increase in Net Assets	305,518,433

NET ASSETS
Beginning of period	100,000
End of period	$305,618,433

SHARE TRANSACTIONS, IN SHARES:
Class I(a)
Beginning shares	4,000
Shares sold	7,386,868
Reinvestment in shares	126,737
Shares redeemed	(18)
Net change in shares resulting from shares transactions	7,513,587
Ending shares	7,517,587

Class T(b)
Shares sold	4,681,508
Reinvestment in shares	37,964
Shares redeemed	(2,462)
Net change in shares resulting from shares transactions	4,717,010
Ending shares	4,717,010

Class D(c)
Shares sold	600
Net change in shares resulting from shares transactions	600
Ending shares	600

(a)	The Fund's Class I commenced operations on January 18, 2018.
(b)	The Fund's Class T commenced operations on May 7, 2018.
(c)	The Fund's Class D inception date is September 28, 2018 and commenced operations on October 1, 2018.

See Notes to Financial Statements.

18	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,152,901
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(489,422,538)
Proceeds from disposition of investment securities	86,525,428
Discounts accreted/premiums amortized	70,806
Net realized loss on:
Investment securities	196,227
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(614,876)
Net purchase of short term investments	(6,263,099)
(Increase)/Decrease in assets:
Interest receivable	(1,324,977)
Prepaid offering cost	(392,277)
Prepaid expenses and other assets	(73,744)
Increase/(Decrease) in liabilities:
Payable to Adviser for offering costs	20,282
Interest due on leverage facility	121,629
Accrued distribution fees payable	42,404
Accrued trustees' fees payable	48,562
Accrued shareholder servicing fees payable	42,404
Accrued transfer agency fees payable	18,268
Other payables and accrued expenses	1,027,122
Net Cash Provided by (Used in) Operating Activities	(402,825,478)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	115,000,000
Cost of shares redeemed	(61,716)
Proceeds from shares sold - common shares	290,555,123
Distributions paid - common shareholders - net	(1,955,847)
Net Cash Provided by (Used in) Financing Activities	403,537,560

Net Increase in Cash	712,082
Cash, beginning balance	$100,000
Cash, ending balance	$812,082

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$972,008
Reinvestment of distributions	$4,108,541

See Notes to Financial Statements.

Annual Report | September 30, 2018	19

Blackstone / GSO Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.90
Net realized and unrealized loss on investments	(0.01)
Total Income from Investment Operations	0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.89)
Total Distributions to Shareholders	(0.89)

Net asset value - end of period	$25.00

Total Investment Return - Net Asset Value(b)	3.61%

RATIOS TO AVERAGE NET ASSETS(c)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.60%
Advisory Fee	1.00%
Interest on leverage	0.80%
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.40%
Reimbursement from Adviser and Advisory fee waiver	(2.15%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	1.25%
Excluded expenses(d)	(0.90%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%
Net investment income	5.17%

Net assets, end of period (000s)	$187,942
Portfolio turnover rate	40	%(e)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

20	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Period Indicated

	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58
Net realized and unrealized loss on investments	(0.09)
Total Income from Investment Operations	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.55)
Total Distributions to Shareholders	(0.55)

Net asset value - end of period	$24.94

Total Investment Return - Net Asset Value(b)	2.00%

RATIOS TO AVERAGE NET ASSETS(c)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.83%
Advisory Fee	1.00%
Interest on leverage	1.07%
Total expenses before reimbursement from Adviser and Advisory fee waiver	3.90%
Reimbursement from Adviser and Advisory fee waiver	(1.85%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.05%
Excluded expenses(d)	(1.70%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.35%
Net investment income	5.86%

Net assets, end of period (000s)	$117,661
Portfolio turnover rate	40	%(e)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	21

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 1. ORGANIZATION

Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Common Shares, Class D Common Shares (“Class D shares”) and Class T Common Shares (“Class T shares”), and a maximum offering of $3,000,000,000 of common shares. Class I shares commenced operations on January 18, 2018, and Class T shares commenced operations on May 7, 2018. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of Class I Shares to the Adviser. Class D shares, inception date was September 28, 2018, however operations did not commence until October 1, 2018. As of September 30, 2018, Class I shares (BGFLX), Class T shares (BGFTX), and Class D (BGFDX) shares were outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s net asset value (“NAV”) is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

22	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2018:

Blackstone / GSO Floating Rate Enhanced Income Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$6,718,557	$1,163,707	$7,882,264
Business Equipment & Services	–	45,757,527	8,777,086	54,534,613
Chemical & Plastics	–	5,239,677	1,351,919	6,591,596
Conglomerates	–	7,881,317	196,000	8,077,317
Containers & Glass Products	–	17,065,267	2,249,578	19,314,845
Electronics/Electrical	–	50,411,308	3,747,026	54,158,334
Food Products	–	7,763,463	1,722,881	9,486,344
Food Service	–	11,579,081	1,476,370	13,055,451
Health Care	–	67,780,502	566,017	68,346,519
Oil & Gas	–	4,876,231	2,312,705	7,188,936
Publishing	–	9,175,620	887,061	10,062,681
Steel	–	1,115,261	2,000,142	3,115,403
Other	–	147,957,875	–	147,957,875
Corporate Bonds	–	21,643,046	–	21,643,046
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	13,399,115	13,399,115
Exchange Traded Funds	11,182,886	–	–	11,182,886
Short Term Investments	6,263,099	–	–	6,263,099
Total	17,445,985	404,964,732	39,849,607	462,260,324

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of January 18, 2018 (Commencement of Operations)	$–	$–	$–
Accrued discount/ premium	(1,033)	156	(877)
Realized Gain/(Loss)	(385)	–	(385)
Change in Unrealized Appreciation/(Depreciation)	80,072	(45,957)	34,115
Purchases	26,616,319	13,444,916	40,061,235
Sales Proceeds	(244,481)	–	(244,481)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of September 30, 2018	$26,450,492	$13,399,115	$39,849,607
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2018	$80,072	$(45,957)	$(169,849)

Annual Report | September 30, 2018	23

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

Information about Level 3 fair value measurements as of September 30, 2018:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$26,450,492	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$13,399,115	Third-party vendor pricing service	Broker quotes	N/A

There were no transfers into Level 3 or out of Level 3 during the period ended September 30, 2018.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund of $1,301,645 were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. As of September 30, 2018, $909,368 in offering costs has been amortized. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Organizational Expenses: Organizational expenses associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Adviser. The payable related to organizational expenses as of September 30, 2018, was $0.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The Adviser receives a monthly management fee at the annual rate of 1.00% of the average daily value of the Fund’s net assets ( the “Management Fee”). The Adviser temporarily waived its management fee from inception through June 30, 2018. Thereafter, the Adviser has voluntarily agreed to temporarily reduce its management fee to an annual rate of 0.15% of the average daily value of the Fund’s net assets from July 1, 2018 until September 30, 2018 (which may be extended, terminated or modified by the Adviser in its sole discretion). All voluntarily waived management fees are permanently waived and not recoupable by the Adviser. During the period ended September 30, 2018, the Adviser voluntarily waived $1,173,453 of management fees, of which $921,543 waived for Class I and $251,910 waived for Class T.

24	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through September 27, 2020, the Adviser will waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $1,840,683 in fees and expenses during the period ended September 30, 2018.

As of September 30, 2018, the repayments that potentially may be made by the Fund are as follows:

	Expenses	Expenses reimbursed in period ending, September
	reimbursed on November, 2017(1)	2018
	Subject to repayment until expiration date of	Subject to repayment until maximum expiration date of September 30,
Class	November, 2020(1)	2020	2021
Class I	$897,049	$0	$1,442,711
Class T	$0	$0	$397,972

(1)	Class I commenced operations on January 18, 2018. Amount reflects remaining repayment related to reimbursement of organization expenses incurred as of November 10, 2017.

Officer and Trustee Compensation

Effective January 1, 2018, the Fund and the Blackstone / GSO Senior Floating Rate Fund, the Blackstone / GSO Long-Short Credit Income Fund and the Blackstone / GSO Strategic Credit Fund (the “Funds”) will pay every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum from the Funds. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Advisory Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares and Class T Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares and Class D Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares. For the period ended September 30, 2018, Class T incurred servicing fees of $71,216 and distribution fees of $71,216. Class I Shares do not incur a Service Fee or a Distribution Fee.

Other Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

Annual Report | September 30, 2018	25

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended September 30, 2018, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Floating Rate Enhanced Income Fund	$558,402,471	$102,701,519

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

The Fund engaged in cross trades during the period ended September 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities with other funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions in the Fund pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies the Fund.

Transactions related to cross trades during the period ended September 30, 2018, were as follows:

Fund	Purchase cost	Sale proceeds	Realized gain/(loss) on sales
Blackstone / GSO Floating Rate Enhanced Income Fund	$485,270	$–	$–

As of September 30, 2018 the Fund had invested in SPDR Blackstone / GSO Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. The percentage of the Fund’s net assets invested in SRLN was 3.66%. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other non-affiliated investment companies. The Fund does not charge management fees with respect to SRLN.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At September 30, 2018, 97.42% of the Fund’s Managed Assets were held in floating rate loan interests.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

26	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2018, the Fund had invested $29,705,090 in second lien secured loans.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by a committee of the Adviser. The factors considered by such committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Fund may acquire Loans through assignments or participations. The Fund typically acquires these Loans through assignment, and if the Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLOs. A CLO security is a financing company (generally called a special purpose vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLO securities are typically secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured Loans. When investing in CLO securities, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLO securities consisting primarily of individual secured Loans of Borrowers and not repackaged CLO securities from other high risk pools. The underlying secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier then legal maturity from a refinancing of the senior debt tranches of the secured loans.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), net of other permissible investments in this 20% basket, to the extent that such investments are permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). ETFs are pooled investment vehicles that are often designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares), or when the Adviser believes share prices of other investment companies offer attractive values or as part of the Adviser’s liquidity management for purposes of meeting repurchase requests. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Annual Report | September 30, 2018	27

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 7. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 to borrow up to a limit of $150,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.25%, subject to a stepdown to 0.15% depending on utilization, on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2018, the Fund had borrowings outstanding under its Leverage Facility of $115,000,000, at an interest rate of 3.04%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2018. For the days leverage was drawn during the period ended September 30, 2018, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $61,100,478 and 2.82%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 8. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the period ended September 30, 2018, the Fund completed 8 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed. No shares were repurchased during the February, March, April, May or July repurchase offer windows. The result of the June, August and September repurchase offers were as follows:

	Repurchase Offer #5	Repurchase Offer #7	Repurchase Offer #8
Commencement Date	June 1, 2018	August 1, 2018	September 4, 2018
Repurchase Request Deadline	June 12, 2018	August 10, 2018	September 13, 2018
Repurchase Pricing Date	June 12, 2018	August 10, 2018	September 13, 2018
Amount Repurchased	$1,081	$59,466	$1,169
Shares Repurchased	43	2,390	47

28	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 9. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Limited Operating History: The Fund is a non-diversified, closed-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser acts as an investment adviser for CLO vehicles, separately managed accounts, listed investment companies (including closed-end funds and an ETF) and other investment vehicles.

Investment and Market Risk: The Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Annual Report | September 30, 2018	29

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

Leverage Risk: Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s total assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incursion and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Valuation Risk: The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLO securities carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLO securities are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLO securities; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

30	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 10. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As determined on September 30, 2018, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of organizational and offering expenses. The amount reclassified did not affect net assets. The reclassifications were as follows:

Fund	Paid-in capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Blackstone / GSO Floating Rate Enhanced Income Fund	$(177,214)	$(54,114)	$231,328

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of September 30, 2018, the Fund had the following post-effective capital losses with no expiration:

Fund	Short Term	Long Term
Blackstone / GSO Floating Rate Enhanced Income Fund	$204,926	$–

The tax character of distributions paid by the Fund during the fiscal period ended September 30, 2018 was as follows:

2018	Blackstone / GSO Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$6,805,799
Total	$6,805,799

At September 30, 2018, the components of distributable earnings on a tax basis for the Funds were as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Undistributed ordinary income	$165,406
Accumulated capital losses	(204,926)
Unrealized appreciation	569,461
Other Cumulative effect of timing differences	(5,625)
Total	$524,316

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2018, were as follows:

Blackstone / GSO Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$461,690,863
Gross appreciation (excess of value over tax cost)	$1,722,881
Gross depreciation (excess of tax cost over value)	(1,153,420)
Net unrealized appreciation	$569,461

Annual Report | September 30, 2018	31

Blackstone / GSO Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2018

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Fund’s financial statements and related disclosures.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on October 10, 2018, and 11,104 shares were repurchased for $276,720.

The Fund completed a monthly repurchase offer on November 12, 2018, and 5,149 shares were repurchased for $127,686.

On October 1, 2018, the Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate equal to 0.30% of the average daily value of the Fund’s net assets effective from October 1, 2018 until December 31, 2018. On October 24, 2018, the Adviser amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.40% of the average daily value of the Fund’s net assets effective from October 24, 2018 until December 31, 2018. The Adviser may, in its sole discretion and at any time (including prior to December 31, 2018), elect to extend, terminate or modify its temporary reduction upon written notice to the Fund.

On November 21, 2018, the Fund filed a post-effective amendment to its registration statement pursuant to Rule 486(b) under the Securities Act of 1933, as amended, to register Brokerage Class T-I Common Shares.

32	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of the Trustees and Shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations, changes in net assets, cash flows, and financial highlights for the period from January 18, 2018 (commencement of operations) through September 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations, cash flows, changes in its net assets, and financial highlights for the period from January 18, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

November 23, 2018

We have served as the auditor of one or more Blackstone / GSO investment companies since 2010.

Annual Report | September 30, 2018	33

Blackstone / GSO Floating Rate Enhanced Income Fund	Additional Information

September 30, 2018 (Unaudited)

Portfolio Information. The Fund file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available (1) on the Fund’s website located at http://www.bgfrei.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgfrei.com, and (3) on the SEC’s website at http://www.sec.gov.

34	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev Dec, 2017

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and income
• Assets and investment experience
• Risk tolerance and transaction history
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are

Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Annual Report | September 30, 2018	35

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

How do Blackstone Registered Funds collect my personal information?	We collect your personal information, for example, when you:
• open an account or give us your income information
• provide employment information or give us your contact information
• tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

36	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

•	This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.
•	You may need to provide Personal Data to us as part of your investment into Blackstone / GSO Floating Rate Enhanced Income Fund (the “Fund”).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.
•	“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Adviser”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

•	we “control” the Personal Data that you provide – including making sure that it is kept secure
•	we make certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

•	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number
•	photo identification, including passports, driving license, and other government-issued IDs
•	bank and brokerage account information, including routing and account numbers
•	national insurance number and tax identification number
•	source of wealth, employment information, education history, number of dependents and income
•	assets and liabilities
•	investment strategy, experience, and activity
•	risk tolerance and transaction history
•	internet protocol address
•	cookie identification
•	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

•	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.
•	This will include Personal Data collected in an online or offline context.

Annual Report | September 30, 2018	37

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us	• from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)
• when you provide it to us in correspondence and conversations
• when you make transactions with respect to the Fund
• when you purchase shares from us and/or tell us where to send money
Personal Data we obtain from others	• publicly available and accessible directories and sources
• bankruptcy registers
• tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction
• governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract	It is necessary to perform our contract with you to:
• administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds
• meet the resulting contractual obligations we have to you
• facilitate the continuation or termination of the contractual relationship between you and the Fund
• facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund
Compliance with law	It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:
• undertake our client and investor due diligence, and on-boarding checks
• carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks
• verify the identity and addresses of our investors (and, if applicable their beneficial owners)
• comply with requests from regulatory, governmental, tax and law enforcement authorities
• surveillance and investigation
• carry out audit checks
• maintain statutory registers
• prevent and detect fraud
• comply with sanctions laws

Our legitimate interests	For our legitimate interests or those of a third party to:

• manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis
• assess and process any applications or requests made by you
• open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund
• send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund
• address or investigate any complaints, claims, proceedings or disputes
• provide you with, and inform you about, our investment products and services
• monitor and improve our relationships with investors
• comply with applicable regulatory obligations
• manage our risk and operations

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Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

• comply with our accounting and tax reporting requirements
• comply with our audit requirements
• assist with internal compliance with our policies and process
• ensure appropriate group management and governance
• keep our internal records
• prepare reports on incidents / accidents
• protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
• analyse and manage commercial risks
• seek professional advice, including legal advice
• enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or
• Fund vehicles’ rights or obligations to evaluate proposed transactions
• facilitate business asset transactions involving the
• Fund or Fund-related vehicles
• monitor communications to/from us using our systems
• protect the security and integrity of our IT systems
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to:
• manage our relationship with you
• the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers	• delivering the services you require
• managing your investment
• supporting and administering investment-related activities
• complying with applicable investment laws and regulations
Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with
Tax Authorities	• to comply with applicable laws and regulations
• where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)
•where required by foreign tax authorities, including outside of the EEA

Service Providers	• delivering and facilitating the services needed to support our business relationship with you
• supporting and administering investment-related activities

Our lawyers, auditors and other professional advisors	• providing you with investment-related services
• to comply with applicable legal and regulatory requirements

Annual Report | September 30, 2018	39

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory
•	organisations and agencies – where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

•	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
•	Some Personal Data will be retained after your relationship with us ends As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

•	the right to access your Personal Data
•	the right to restrict the use of your Personal Data
•	the right to have incomplete or inaccurate Personal Data corrected
•	the right to ask us to stop processing your Personal Data
•	the right to require us to delete your Personal Data in some limited circumstances

40	www.bgfrei.com

Blackstone / GSO Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2018 (Unaudited)

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group
Attn: Legal and Compliance
345 Park Avenue
New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on 24 May 2018.

Annual Report | September 30, 2018	41

Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2018 (Unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Trustees (the “Board”) of BGFREI held on September 27, 2017, the Board met to consider a proposal to launch a non-diversified, closed-end management investment company registered under the 1940 Act that continuously offers its shares and operates as an interval fund providing liquidity to BGFREI shareholders by conducting limited periodic repurchase offers. As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of BGFREI’s investment advisory agreement (the “Agreement”) pursuant to which the Adviser provides BGFREI with investment advisory services. The Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), of BGFREI were assisted in their review by BGFREI’s counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Adviser. Prior to the Organization Meeting, the Independent Trustees received a memorandum from counsel to BGFREI describing their responsibilities in connection with the approval of the Agreement as well as information from the Adviser they deemed reasonably necessary for their review of the Agreement. The Independent Trustees separately received a similar memorandum from independent counsel.

Board Approval of the Agreement

In its deliberations regarding approval of the Agreement, the Board of BGFREI, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services to be provided to the Fund under the Agreement

The Board received and considered information regarding the nature, extent and quality of the services to be provided to BGFREI and its shareholders by the Adviser under the Agreement. The Independent Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of other closed-end funds in the same complex with respect to the services provided by the Adviser and its affiliates. The Board noted that BGFREI is newly organized and, therefore, had no operating history. The Board reviewed information received from the Adviser and BGFREI’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment programs of BGFREI and the Adviser with the CCO.

As a newly organized fund, BGFREI had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Agreement. The Board reviewed the investment objectives and policies of BGFREI with the Adviser and the qualifications, backgrounds and responsibilities of the senior personnel of BGFREI and the portfolio management team of the Adviser that would be primarily responsible for the day-to-day portfolio management of BGFREI. The Board members discussed with representatives of the Adviser the Adviser’s experience and capabilities in the management of funds and investment vehicles comparable to BGFREI and also discussed the Adviser’s compliance capabilities. The Board considered the financial resources available to be employed by the Adviser and its affiliate, The Blackstone Group L.P., for the benefit of BGFREI.

The Board also considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of services provided to BGFREI by others.

The Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Adviser under the Agreement.

Management Fees

The Board reviewed and considered the contractual investment advisory fee (the “Advisory Fee”) payable by BGFREI to the Adviser under the Agreement in light of the nature, extent and high quality of the management and services expected to be provided by the Adviser to BGFREI. Among other things, the Board also considered the complexity of the proposed investment program for BGFREI, especially in light of the interval structure of the Fund. The Advisory Fee is an annual fee, payable monthly, in an amount equal to 1.00% of the average daily value of BGFREI’s net assets. The Adviser noted its agreement (the “Advisory Fee Waiver”) to temporarily waive its Advisory Fee until March 31, 2018. The Adviser in its sole discretion and at any time may elect to extend, terminate or modify the Advisory Fee Waiver upon written notice to BGFREI. The Board noted that the Adviser, among other things, will provide BGFREI, or cause BGFREI to be provided with, regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Adviser will coordinate and oversee the provision of services to BGFREI by other fund service providers.

The Board received and considered information comparing the Advisory Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Adviser that the fees and expenses of BGFREI would be in line with those of comparable funds and investment vehicles. The Board noted, based on information received in connection with its consideration of the Agreement, that the number of interval funds comparable to BGFREI (the “Peer Group”) was small and that there were considerable variations in the Peer Group funds’ investment programs. In addition, the Board considered that BGFREI intends to conduct monthly repurchase offers, while the Peer Group funds generally conduct quarterly repurchase offers. The Adviser discussed the expected expense ratio of BGFREI and the costs of organization. The Adviser noted that the Advisory Fee rate is either equal to or lower than the advisory fee rate charged by the Adviser to other closed-end funds in the same complex. The Adviser noted that the Advisory Fee rate is higher than the advisory fee rate charged by the Adviser to an ETF and to unregistered funds with strategies similar to BGFREI. The Adviser explained this difference with respect to the ETF by references to the additional portfolio management techniques applicable to BGFREI that are not applicable to the ETF. With respect to the unregistered funds, the Adviser noted that such funds require significantly less resources for administration than do registered funds generally due to the need of registered funds to comply with 1940 Act rules and regulations and, with respect to BGFREI specifically, the difficulty of managing BGFREI’s inflows and repurchase offers as a result of its interval fund structure.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreements

September 30, 2018 (Unaudited)

The Adviser also discussed with the Board BGFREI’s proposed distribution arrangements. The Board considered the Advisory Fee Waiver and the Adviser’s further agreement (the “Expense Limitation Agreement”) to bear or make payments to BGFREI for certain of the Fund’s expenses (“covered expenses”) so that for a period of three years following the launch of BGFREI such covered expenses would not exceed 0.35% of net assets (annualized). Under the Expense Limitation Agreement, the Fund under certain conditions has agreed to repay the Adviser for covered expenses up to three years after the Adviser bears or reimburses the Fund for the expenses, if requested.

Profitability

Because BGFREI was newly organized, the Board noted that the Adviser had no historical profitability information available for the Board to consider at the time of the Organization Meeting. The Board was provided with pro forma information regarding the projected profitability to the Adviser of its services to BGFREI. The Adviser noted the impacts of the Advisory Fee Waiver and the Expense Limitation Agreement on the profitability of its services to BGFREI. The Board noted that the Adviser’s profitability would be reduced during the period in which the Advisory Fee Waiver and Expense Limitation Agreement remain in effect but could increase for future periods. The Board also considered the Fund’s conditional obligation to repay all or portions of covered expenses incurred or reimbursed by the Adviser under the Expense Limitation Agreement if requested and that any such repayments would affect the profitability to the Adviser of its services to BGFREI. The pro forma profitability information indicated that the Adviser’s relationship with BGFREI would not be profitable to the Adviser for at least three years. The Board noted that the profitability information was pro forma in nature, and therefore speculative, and did not give the information significant weight. Under the circumstances, profitability was not a significant factor in the Board’s evaluation of the Agreement.

Economies of Scale

The Board noted that if BGFREI’s assets increase over time, BGFREI and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board also noted that the amount of assets that the Fund will attract was uncertain and concluded the Advisory Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at that time.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the information presented and the expected nature, extent and high quality of the services expected to be provided by the Adviser under the Agreement.

Other Benefits to the Adviser

The Board considered other benefits expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship with BGFREI. In light of the expected costs of providing investment management and other services to BGFREI and the Adviser’s commitment to BGFREI, the other ancillary benefits that the Adviser and its affiliates expect to receive were not considered excessive under the circumstances. Based on their discussions and considerations, including those described above, the Board, including the Independent Trustees, determined that the Agreement was in the best interests of BGFREI’s shareholders and unanimously voted to approve the Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement, and each Board member attributed different weights to the various factors.

Annual Report | September 30, 2018	43

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

The Board of Trustees is vested with the authority to supervise and direct the management of the business and affairs of the Fund, including oversight of the Adviser. The Fund’s executive officers will be chosen each year at a regular meeting of the Board of Trustees to hold office until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp.; Owl Rock Capital Corp. II.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since Inception	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since Inception	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since Inception	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

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Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	Blackstone / GSO Secured Lending Fund

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of The Blackstone Group L.P. and is Head of Customized Credit Strategies. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Since Inception	Doris Lee-Silvestri is a Managing Director of The Blackstone Group L.P. and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable a Senior Managing Director of The Blackstone Group L.P. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Annual Report | September 30, 2018	45

Blackstone / GSO Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2018 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Since Inception	Ms. Beeney is a Managing Director of The Blackstone Group L.P. and Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Managing Director of The Blackstone Group L.P. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” which include Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

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Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
225 Liberty Street
New York, NY 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, MO 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgfrei.com.

1.844.702.1299 | WWW.BGFREI.COM

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period January 18, 2018 (commencement of operations) through September 30, 2018 were $71,230.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal period January 18, 2018 (commencement of operations) through September 30, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

(c)	Tax Fees: The aggregate fees billed for the fiscal period January 18, 2018 (commencement of operations) through September 30, 2018 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0.

(d)	All Other Fees: The aggregate fees billed for the fiscal period January 18, 2018 (commencement of operations) through September 30, 2018, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period January 18, 2018 (commencement of operations) through September 30, 2018 were $0.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 99.7, is a copy of the registrant's proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Robert Zable is a Senior Managing Director of The Blackstone Group L.P., Senior Portfolio Manager for CCS’s U.S. CLOs, high yield separately managed accounts, and closed-end funds and Lead Portfolio Manager of the Fund. Mr. Zable serves as a member of CCS’s U.S. Syndicated Credit Investment Committee and Global Structured Credit Investment Committee. Before joining GSO in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received B.S. from Cornell University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Daniel T. McMullen is a Senior Managing Director of The Blackstone Group L.P. and Senior Portfolio Manager for CCS’s U.S. loan separately managed accounts, commingled funds, and exchange traded fund. Mr. McMullen serves as a member of CCS’s U.S. Syndicated Credit Investment Committee and Global Structured Credit Investment Committee. Before joining Blackstone in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Prior to that, Mr. McMullen was a Director in the Investment Banking Group at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen received a B.A. from the University of Rochester, where he graduated cum laude and is a CFA Charterholder.

Gordon McKemie is a Principal of The Blackstone Group L.P. and a portfolio manager for CCS. Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

Robert Post is a Vice President of The Blackstone Group L.P. and a portfolio manager for CCS. Prior to joining GSO in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates. Previously, Mr. Post was an Analyst at BMO Capital Markets, where he was involved with the ongoing monitoring and structuring of leveraged finance transactions. Mr. Post began his career at MetLife Investments as a credit analyst focused on corporate bonds. Mr. Post received a B.A. in Economics with a concentration in Financial Markets from Colby College.

(a)(2) As of September 30, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

As of September 30, 2018, Robert Zable managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	1.954 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	26	13.617 billion	26	13.617 billion
Other Accounts	2	0.740 billion	—	—

As of September 30, 2018, Daniel T. McMullen managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	3.426 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	2.954 billion	—	—
Other Accounts	18	7.212 billion	—	—

As of September 30, 2018, Gordon McKemie managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	5.380 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

As of September 30, 2018, Robert Post managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	26	13.617 billion	26	13.617 billion
Other Accounts	3	2.377 billion	—	—

Potential Conflicts of Interest

The purchase of Common Shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and Common Shareholders will be subject to a number of actual and potential conflicts of interest involving the Firm. In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the Common Shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act. Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients have invested or has considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Common Shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf. This advisory client request may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Blackstone will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. There may also be circumstances in which the Fund commits to purchase a portion of an issuance by such a portfolio company for which a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets where it will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its Common Shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common Shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral or sharing of investment opportunities. It is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships. It is also possible that investment opportunities that otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities.

On October 1, 2015 Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman. While the new combined business will operate independently from Blackstone and will not be an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and the spun-off firm on the other. Specifically, given that the spun-off firm will not be an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and the spun-off firm for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving the spun-off firm will still arise. The preexisting relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend such new company to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT Partners notwithstanding such overlapping interests in, and relationships with, PJT Partners. See “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common Shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The Common Shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) tax consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act, and as further set forth in the Fund’s prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements, provided, however, the Adviser does not anticipate that such priority or other allocation rights will impact the investments available to the Fund in the ordinary course. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investment. Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Service Providers and Counterparties. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Fund, the Firm and/or portfolio companies also provide goods or services to, or have business, personal, financial or other relationships with, the Firm and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates). These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Advisers and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

Allocation of Personnel. The Adviser will devote as much of its time to the activities of the Fund as they deem necessary and appropriate. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO.

Portfolio Company Data. The Firm receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, the Firm may seek to enter into information sharing and use arrangements with portfolio companies and/or entities.

The Firm believes that access to this information furthers the interests of the Common Shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of such information presents potential conflicts of interest, and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm and/or its affiliates will not be subject to a management fee offset. As a result, the Adviser may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm and/or its affiliates.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would likely be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made by the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential issuers. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the Common Shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable.

(a)(3) Portfolio Manager Compensation as of September 30, 2018

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of September 30, 2018.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	$100,001 - $500,000
Gordon McKemie	$10,001 - $50,000
Daniel T. McMullen	$50,001 - $100,000
Robert Post	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	December 7, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	December 7, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 7, 2018